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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 15, 2003 relating to the financial statements which appears in SLM Corporation's Annual Report on Form 10-K for the year ended December 31, 2002. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

McLean, VA
July 31, 2003

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS